UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

Tailored Brands, Inc.

(Exact name of Company as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000

(Company’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2020, Tailored Brands, Inc. (the “Company”) and JA Apparel Corp., a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with JAWHP LLC and WH Buyer LLC, both wholly-owned subsidiaries of WHP Global (collectively, the “Purchaser”). Pursuant to the Purchase Agreement, the Company agreed to sell its intellectual property rights for the Joseph Abboud brand to Purchaser for a total of $115 million in cash consideration. Closing of the transaction is conditioned upon, among other things, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions.

Upon closing, the Company will enter into a license agreement with the Purchaser granting the Company the exclusive right and license to sell and rent Joseph Abboud branded apparel and related merchandise in the U.S. and Canada.

The foregoing description of the Purchase Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, on January 17, 2020, the Company and WHP Global issued a joint press release announcing the signing of the Purchase Agreement, which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are included in this Form 8-K:

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of January 16, 2020, by and among the Company, JA Apparel Corp., JAWHP, LLC and WH Buyer LLC.

99.1	Press Release of the Company and WHP Global dated January 17, 2020.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

10.1	Asset Purchase Agreement, dated as of January 16, 2020, by and among the Company, JA Apparel Corp., JAWHP, LLC and WH Buyer LLC.

99.1	Press Release of the Company and WHP Global dated January 17, 2020.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      January 17, 2020

TAILORED BRANDS, INC.

By:	/s/ Brian T. Vaclavik
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer